UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  November 8, 2007

GP Strategies Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-7234	13-1926739
(State or Other Jurisdiction ofIncorporation)	(Commission File Number)	(IRS Employer Identification No.)

6095 Marshalee Drive, Suite 300
Elkridge, MD		21075
(Address of Principal Executive Offices)		(Zip Code)

(Registrant’s Telephone Number, Including Area Code)   (410) 379-3600

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                                                 Results of Operations and Financial Condition

On November 8, 2007, the Company announced its results for the quarter ended September 30, 2007.  The earnings release is attached hereto as an exhibit to the 8-K.

Item 9.01                                                 Financial Statements and Exhibits.

                        (c) Exhibits.

99.1                                                                           Press release of GP Strategies Corporation dated November 8, 2007 announcing its results for the quarter ended September 30, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GP STRATEGIES CORPORATION

Date: November 8, 2007	/s/ Sharon Esposito-Mayer
Executive Vice President and Chief Financial Officer

                                                                                         EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of GP Strategies Corporation dated November 8, 2007 announcing its results for the quarter ended September 30, 2007.